Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Receivables, allowance for doubtful accounts	$ 118	$ 94
Preferred stock, par	$ 1	$ 1
Preferred stock, shares authorized	10,000,000	10,000,000
Preferred stock, issued	0	0
Common stock, par	$ 0.1667	$ 0.1667
Common stock, shares authorized	300,000,000	300,000,000
Common stock, shares issued	196,275,506	194,470,820
Treasury stock, shares	42,245,097	36,138,955